Exhibit (10)(a)

Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in Post-Effective Amendment No. 25 to the 1933 Act Registration Statement (Form N-4 No. 333-171096) and Amendment No. 507 to the 1940 Act Registration Statement (Form N-4 No. 811-09763), and to the use therein of our reports dated (a) April 1, 2019, with respect to the financial statements of Lincoln Life & Annuity Company of New York and (b) April 16, 2019, with respect to the financial statements of Lincoln New York Account N For Variable Annuities for the registration of interests in a separate account under individual flexible payment deferred variable annuity contracts.

             /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
August 22, 2019